Exhibit 99.1
MGM GROWTH PROPERTIES REPORTS FIRST QUARTER FINANCIAL RESULTS
Las Vegas, Nevada, May 5, 2020 – MGM Growth Properties LLC (“MGP” or the “Company”) (NYSE: MGP) today reported financial results for the quarter ended March 31, 2020. Net loss attributable to MGP’s Class A shareholders for the quarter was $49.7 million, or $0.40 per diluted share.
Other financial highlights for the first quarter of 2020 included:

•	Rental revenue of $203.5 million;

•	Consolidated net loss of $125.3 million, or $0.39 per diluted Operating Partnership unit; which includes $193.7 million of Property transactions, net relating to the MGP BREIT Venture transaction;

•	Funds From Operations(1) (“FFO”) of $137.1 million, or $0.42 per diluted Operating Partnership unit;

•	Adjusted Funds From Operations(2) (“AFFO”) of $182.8 million, or $0.56 per diluted Operating Partnership unit;

•	Adjusted EBITDA(3) of $234.1 million;

•	General and administrative expenses of $4.9 million; and

•	Income from unconsolidated affiliate of $13.4 million.
On February 14, 2020, the Operating Partnership closed the previously announced transactions relating to the sale of the Mandalay Bay property and its corresponding 50.1% investment in the venture with Blackstone Real Estate Investment Trust, Inc., which now owns the Mandalay Bay and MGM Grand Las Vegas real estate. The venture leases the properties to a subsidiary of MGM for an initial annual base rent of $292 million.

Also, the Operating Partnership entered into an agreement with MGM to deliver cash for up to $1.4 billion of MGM’s existing Operating Partnership units for a period of 24 months post-closing should MGM elect to have any units redeemed.

“In the first quarter of 2020 we continued to execute on our long-term strategy with the investment in the MGP BREIT Venture, which was immediately accretive to adjusted AFFO and added an iconic Las Vegas Strip resort to our portfolio,” said James Stewart, CEO of MGM Growth Properties. “While we are also cognizant of the severe and unique challenges the COVID-19 pandemic is having on global and domestic economies, we are pleased that our tenant has continued to make rental payments in full and on time and based upon its publicly reported liquidity position, we believe our tenant’s liquidity position is sufficient to cover its expected rental obligations.”

The following table provides a reconciliation of MGP’s net income to FFO, AFFO and Adjusted EBITDA for the three months ended March 31, 2020 (in thousands, except unit and per unit amounts):

Three Months Ended March 31, 2020
Reconciliation of Non-GAAP Financial Measures
Net income (loss)	$(125,322)
Depreciation (1)	62,047
Share of depreciation of unconsolidated affiliate	5,319
Property transactions, net	195,056
Funds From Operations	137,100
Amortization of financing costs and cash flow hedges	3,264
Share of amortization of financing costs of unconsolidated affiliate	33
Non-cash compensation expense	754
Straight-line rental revenues, excluding lease incentive asset	10,781
Share of straight-line rental revenues of unconsolidated affiliate	(6,352)
Amortization of lease incentive asset and deferred revenue on non-normal tenant improvements	4,627
Acquisition-related expenses	622
Non-cash ground lease rent, net	260
Other expenses	18,368
Loss on unhedged interest rate swaps, net	12,120
Provision for income taxes	1,133
Share of provision for income taxes of unconsolidated affiliate	47
Adjusted Funds From Operations	182,757
Interest income	(1,091)
Interest expense	49,198
Share of interest expense of unconsolidated affiliate	6,524
Amortization of financing costs and cash flow hedges	(3,264)
Share of amortization of financing costs of unconsolidated affiliate	(33)
Adjusted EBITDA	$234,091

Weighted average Operating Partnership units outstanding
Basic	324,309,811
Diluted	324,309,811

Net loss per Operating Partnership unit outstanding
Basic	$(0.39)
Diluted	$(0.39)

FFO per Operating Partnership unit
Diluted	$0.42

AFFO per Operating Partnership unit
Diluted	$0.56
(1) Includes depreciation on Mandalay Bay real estate assets for the period of January 1, 2020 through February 14, 2020.
The Company had $1.8 billion of cash and cash equivalents as of March 31, 2020. Cash received from rent payments under the Master Lease for the three months ended March 31, 2020 was $219.3 million.

On April 15, 2020, the Operating Partnership made a cash distribution of $158.5 million relating to the first quarter dividend, $96.1 million of which was paid to subsidiaries of MGM Resorts and $62.4 million of which was paid to MGP. Simultaneously, MGP paid a cash dividend of $0.475 per share.

“We remain focused on maintaining a strong balance sheet through this challenging economic environment,” said Andy Chien, CFO of MGM Growth Properties. “With $1.8 billion of available liquidity and no debt maturities until 2023, we are well positioned to meet our financial commitments and, at the appropriate time, allocate capital to continue creating value for our shareholders.”
The Company’s debt at March 31, 2020 was as follows (in thousands):

March 31, 2020
Senior secured credit facility:
Senior secured revolving credit facility	$1,350,000
5.625% senior notes, due 2024	1,050,000
4.50% senior notes, due 2026	500,000
5.75% senior notes, due 2027	750,000
4.50% senior notes, due 2028	350,000
Total principal amount of long-term debt	4,000,000
Less: Unamortized discount and debt issuance costs	(26,591)
Total long-term debt, net of unamortized debt issuance costs	$3,973,409
Conference Call Details
MGP will host a conference call at 12:30 p.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer session. The call will be accessible by webcast at http://www.mgmgrowthproperties.com/events-and-presentations or by calling 1-888-317-6003 for domestic callers and 1-412-317-6061 for international callers. The conference call access code is 1110415. A replay of the call will be available through Tuesday, May 12, 2020. The replay may be accessed by dialing 1-877-344-7529 or 1-412-317-0088. The replay access code is 10142588. The call will be archived at www.mgmgrowthproperties.com.

1
Funds From Operations (“FFO”) is net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of property (presented as property transactions, net), plus depreciation, as defined by the National Association of Real Estate Investment Trusts, plus our share of depreciation of our unconsolidated affiliate.

2
Adjusted Funds From Operations (“AFFO”) is FFO as adjusted for amortization of financing costs and cash flow hedges; non-cash compensation expense; straight-line rental revenue (which is defined as the difference between contractual rent and cash rent payments, excluding lease incentive asset amortization); our share of straight-line rental revenues of our unconsolidated affiliate; amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses; loss on unhedged interest rate swaps, net; provision for income taxes, and our share of provision for income taxes of our unconsolidated affiliate.

3
Adjusted EBITDA is net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net); depreciation; our share of depreciation of our unconsolidated affiliate; amortization of financing costs and cash flow hedges; non-cash compensation expense; straight-line rent; our share of straight-line rental revenues of our unconsolidated affiliate; amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses; loss on unhedged interest rate swaps, net; our share of provision for income taxes of our unconsolidated affiliate; interest income; interest expense (including amortization of financing costs and cash flow hedges); our share of interest expense of our unconsolidated affiliate, and provision for income taxes.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA are supplemental performance measures that have not been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) that management believes are useful to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The

Company believes such a presentation also provides investors with a meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA is useful to investors to further supplement AFFO and FFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, the Company adjusts AFFO and Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA as presented, may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.

Reconciliations of net income to FFO, AFFO and Adjusted EBITDA are included in this release.
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About MGM Growth Properties
MGM Growth Properties LLC (NYSE:MGP) is one of the leading publicly traded real estate investment trusts engaged in the acquisition, ownership and leasing of large-scale destination entertainment and leisure resorts, whose diverse amenities include casino gaming, hotel, convention, dining, entertainment and retail offerings. MGP, together with its joint venture, currently owns a portfolio of properties, consisting of 12 premier destination resorts in Las Vegas and elsewhere across the United States, MGM Northfield Park in Northfield, OH, Empire Resort Casino in Yonkers, NY, as well as a retail and entertainment district, The Park in Las Vegas. As of December 31, 2019, our destination resorts, the Park, Empire Resort Casino, and MGM Northfield Park collectively comprised approximately 27,400 hotel rooms, 1.4 million casino square footage, and 2.7 million convention square footage. As a growth-oriented public real estate entity, MGP expects its relationship with MGM Resorts and other entertainment providers to attractively position MGP for the acquisition of additional properties across the entertainment, hospitality and leisure industries. For more information about MGP, visit the Company’s website at http://www.mgmgrowthproperties.com.
This release includes “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in MGP’s public filings with the Securities and Exchange Commission. MGP has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, MGP’s expectations regarding the continued impact of the COVID-19 pandemic on its business and the business of its tenant, its ability to continue to grow its dividend, successfully execute on its business strategy and acquire additional properties in accretive transactions. These forward-looking statements involve a number of risks and uncertainties and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to MGP’s ability to receive, or delays in obtaining, any regulatory approvals required to own its properties, or other delays or impediments to completing MGP’s planned acquisitions or projects, including any acquisitions of properties from MGM; the ultimate timing and outcome of any planned acquisitions or projects; MGP’s ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; MGP’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to MGP; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in MGP’s period reports filed with the Securities and Exchange Commission. In providing forward-looking statements, MGP is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGP updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

MGP CONTACTS:
Investment Community	News Media
ANDY CHIEN	(702) 669-1480 or media@mgpreit.com
Chief Financial Officer
MGM Growth Properties
(702) 669-1470

MGM GROWTH PROPERTIES LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
Revenues
Rental revenue	$203,531	$196,882
Ground lease and other	6,039	6,541
Total Revenues	209,570	203,423

Expenses
Depreciation	62,047	71,562
Property transactions, net	195,056	1,113
Ground lease expense	5,920	5,920
Acquisition-related expenses	622	8,532
General and administrative	4,882	4,138
Total Expenses	268,527	91,265

Other income (expense)
Income from unconsolidated affiliate	13,363	—
Interest income	1,091	1,846
Interest expense	(49,198)	(63,948)
Loss on unhedged interest rate swaps, net	(12,120)	—
Other	(18,368)	(137)
	(65,232)	(62,239)
Income (loss) from continuing operations before income taxes	(124,189)	49,919
Benefit (provision) for income taxes	(1,133)	229
Income (loss) from continuing operations, net of tax	(125,322)	50,148
Income from discontinued operations, net of tax	—	16,216
Net income (loss)	(125,322)	66,364
Less: Net (income) loss attributable to noncontrolling interest	75,574	(46,409)
Net income (loss) attributable to Class A shareholders	$(49,748)	$19,955

Weighted average Class A shares outstanding:
Basic	123,259,223	84,043,706
Diluted	123,259,223	84,303,041

Net income (loss) per share attributable to Class A shareholders:
Basic	$(0.40)	$0.24
Diluted	$(0.40)	$0.24

MGM GROWTH PROPERTIES LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)

	March 31, 2020	December 31, 2019
ASSETS
Real estate investments, net	$8,486,200	$10,827,972
Lease incentive asset	522,176	527,181
Investment in unconsolidated affiliate	803,183	—
Cash and cash equivalents	1,762,616	202,101
Prepaid expenses and other assets	26,414	31,485
Above market lease, asset	41,047	41,440
Operating lease right-of-use assets	280,189	280,093
Total assets	$11,921,825	$11,910,272

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$3,973,409	$4,307,354
Due to MGM Resorts International and affiliates	1,360	774
Accounts payable, accrued expenses and other liabilities	139,611	37,421
Accrued interest	37,450	42,904
Dividend and distribution payable	158,488	147,349
Deferred revenue	116,996	108,593
Deferred income taxes, net	29,909	29,909
Operating lease liabilities	339,185	337,956
Total liabilities	4,796,408	5,012,260
Commitments and contingencies
Redeemable noncontrolling interest	1,583,556	—
Shareholders' equity
Class A shares*: no par value, 1,000,000,000 shares authorized, 131,346,851 and 113,806,820 shares issued and outstanding as of March 31, 2020 and December 31, 2019, respectively	—	—
Additional paid-in capital	3,218,414	2,766,325
Accumulated deficit	(356,518)	(244,381)
Accumulated other comprehensive loss	(45,163)	(7,045)
Total Class A shareholders' equity	2,816,733	2,514,899
Noncontrolling interest	2,725,128	4,383,113
Total shareholders' equity	5,541,861	6,898,012
Total liabilities, redeemable noncontrolling interest, and shareholders' equity	$11,921,825	$11,910,272
(*) Reflects all Class A shares outstanding.